UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 23, 2022

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4460 Old Dixie Highway

Grant, Florida 32949

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAVL	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Compensatory Arrangements of Certain Officers.

Kaival Brands Innovations Group, Inc. (the “Company,” “we,” “us,” or “our”) held its Annual Meeting of Stockholders (the “Meeting”) on May 23, 2022. At the Meeting, the Company’s stockholders approved and adopted an Amended and Restated 2020 Stock and Incentive Compensation Plan (the “Plan”) to amend and restate the Company’s 2020 Stock and Incentive Compensation Plan to, among other items, increase the number of shares of common stock available for future grants under the Plan and to permit grants of incentive stock options. The Plan is described in more detail in the Company’s Definitive Proxy Statement for the Meeting, which was filed with the Securities and Exchange Commission on May 4, 2022 (the “Proxy Statement”).

The foregoing descriptions and summaries contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2022, the Company held the Meeting. A total of 31,166,090 shares of common stock were issued and outstanding as of the record date of the Meeting, May 2, 2022, and a total of 18,746,252 shares of common stock were present or represented by proxy and voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting, as described in greater detail in the Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on May 4, 2022 (the “Proxy Statement”):

Proposal 1 – To elect five directors to our Board of Directors. Our stockholders duly elected Mr. Patel, Mr. Mosser, Mr. Reuter, Mr. Brooks, and Mr. Chuang, to serve until his successor is elected and qualified or until his earlier resignation or removal. The results of the voting were as follows:

	For	Withheld	Broker Non-Votes
Nirajkumar Patel	18,396,293	349,959	0
Eric Mosser	18,407,777	338,475	0
Paul Reuter	17,530,108	1,216,144	0
Roger Brooks	17,543,939	1,202,313	0
George Chuang	17,537,975	1,208,277	0

Proposal 2 – To approve the Company’s Amended and Restated 2020 Stock and Incentive Compensation Plan. The Company’s stockholders approved the Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
17,440,644	1,285,706	19,900	0

Proposal 3 – To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in the Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Regulation S-K. Our stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers (a “say-on-pay vote”). The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
18,644,603	75,221	26,428	0

Proposal 4 – To hold a stockholder advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken (a “say-on-frequency vote”). The Company’s stockholders voted, on a non-binding, advisory basis, to hold a say-on-pay vote every three years. The results of the voting were as follows:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
1,355,870	16,655	17,339,771	33,956	0

Based on the non-binding, advisory vote of our stockholders, our board of directors will include a non-binding, advisory say-on-pay vote in the Company’s proxy statement every three years until the next required stockholder advisory say-on-frequency vote.

Proposal 5 – To ratify the selection of MaloneBailey, LLP, as the Company’s independent registered public accounting firm. Our stockholders ratified the selection of MaloneBailey, LLP, as our independent registered public accounting firm. The results of the voting were as follows:

For	Against	Abstain
18,422,431	299,052	24,769

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amended and Restated 2020 Stock and Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kaival Brands Innovations Group, Inc.

Dated: May 26, 2022	By:	/s/ Nirajkumar Patel
Nirajkumar Patel
Chief Executive Officer